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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 2, 2001


                          Lightning Rod Software, Inc.
             (Exact name of Registrant as Specified in its Charter)


                                    Delaware
                  State or Other Jurisdiction of Incorporation)



              0-18809                                  41-1614808
     (Commission File Number)                       (IRS Employer
                                                   Identification No.)


                              5900 Green Oak Drive
                              Minnetonka, MN 55343
              (Address of Principal Executive Offices and Zip Code)


                                  952-837-4000
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
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Item 5. Other Events

         On April 2, 2001, the Registrant issued a press release relating to its results for the 4th quarter and fiscal year ended December 31, 2000. The full text of the press release is set forth in Exhibit 99 which is attached hereto and incorporated in this Report as if fully set forth herein.


Item 7. Financial Statements and Exhibits

         (a)      Financial statements of businesses acquired:

                           Not Applicable

         (b)      Pro Forma financial information:

                           Not Applicable

         (c)      Exhibits:

                           See Exhibit Index on page following Signatures.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Lightning Rod Software, Inc.



                                          By /s/ Willem Ellis
                                             ---------------------------------
Date:  April 3, 2001                             Willem Ellis
                                                 President and CEO
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                                  EXHIBIT INDEX

                          Lightning Rod Software, Inc.
                             Form 8-K Current Report
                               Dated April 3, 2001




Exhibit Number    Description

      99 Press release dated April 2, 2001 announcing results for the 4th quarter and fiscal year ended December 31, 2000.